SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 4, 2024 (the “Effective Date”) by and among Immunic, Inc., a Delaware corporation (the “Company”), and the Investors identified on Annex I attached hereto (each an “Investor” and collectively, the “Investors”).

Recitals

A.                The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the 1933 Act (as defined below) and/or Regulation D (as defined below); and

B.                 The Investors, severally and not jointly, wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, (a) shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) and/or (b) pre-funded warrants in the form attached hereto as Exhibit A to purchase shares of Common Stock (each, a “Pre-Funded Warrant” and collectively, the “Pre-Funded Warrants”).

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                      Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

“Agreement” has the meaning set forth in the Preamble.

“Anti-Money Laundering Laws” has the meaning set forth in Section 4.9.

“Applicable Closing” means the First Closing, the Second Closing and/or the Third Closing, as applicable.

“Applicable Closing Date” means the First Closing Date, the Second Closing Date and/or the Third Closing Date, as applicable.

“Attribution Parties” means, with respect to any Person, such Person’s Affiliates and any other Person whose beneficial ownership of Common Stock would be aggregated with such Person’s for purposes of Section 13(d) or Section 16 of the 1934 Act and the applicable regulations of the SEC, including any “group” of which such Person is a member.

“Beneficial Ownership Limitation” means the percentage set forth opposite such Investor’s name on Annex I under the heading “Beneficial Ownership Limitation”.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Bylaws” means the Company’s Amended and Restated Bylaws, as may be amended and/or restated from time to time.

“Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation, as may be amended and/or restated from time to time.

“Cleansing Release” has the meaning set forth in Section 10.7.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company.

“control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Defaulting Investor” has the meaning set forth in Section 2.2.

“DTC” has the meaning set forth in Section 8.2(c).

“EDGAR system” means the Electronic Data Gathering, Analysis, and Retrieval system.

“Effective Date” has the meaning set forth in the Preamble.

“Environmental Laws” has the meaning set forth in Section 4.15.

“Evaluation Date” has the meaning set forth in Section 4.22.

“Event” has the meaning set forth in Section 8.9(g).

“Event Date” has the meaning set forth in Section 8.9(g).

“Fair Market Value” means the last trade price of the Common Stock on the Business Day prior to the Third Closing Date on the Trading Market, as reported by Bloomberg Financial Markets, or, if such Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid and ask prices, of any market makers for such security as reported in the “Pink Market” by the OTC Markets Group.

“FDA” has the meaning set forth in Section 4.24.

“First Closing” has the meaning set forth in Section 3.1(a).

“First Closing Date” has the meaning set forth in Section 3.1(a).

“First Closing Overage Number” has the meaning set forth in Section 2.1.

“First Closing Subscription Amount” means, as to an Investor, the aggregate amount to be paid for the Shares and/or Pre-Funded Warrants purchased hereunder at the First Closing as specified opposite such Investor’s name on Annex I attached hereto, under the column entitled “First Closing Aggregate Purchase Price,” in U.S. Dollars and in immediately available funds.

“GAAP” has the meaning set forth in Section 4.17.

“Health Care Laws” means the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), the regulations promulgated by other similar local, state or federal law and regulations.

“Indemnified Party” has the meaning set forth in Section 9.4.

“Indemnifying Party” has the meaning set forth in Section 9.4.

“Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, domain names, information and proprietary rights and processes.

“Intellectual Property Rights” has the meaning set forth in Section 4.14.

“Investor” has the meaning set forth in the Preamble.

“Investor Indemnified Party” has the meaning set forth in Section 9.2.

“Investor Questionnaire” has the meaning set forth in Section 3.1(a).

“Investors” has the meaning set forth in the Preamble.

“Irrevocable Transfer Agent Instructions” has the meaning set forth in Section 8.3.

“Legend Removal Date” has the meaning set forth in Section 8.2(a).

“Majority Investors” has the meaning set forth in Section 7.1(a)(i).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), prospects, business or properties of the Company and the Subsidiaries taken as a whole, (ii) the legality, validity or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents; provided, however, that in no event shall any of the following occurring after the date hereof, alone or in combination, be deemed to constitute, or be taken into account in determining whether, a Material Adverse Effect has occurred: any effect caused by the announcement or pendency of the transactions contemplated by the Transaction Documents, or the identity of any Investor or any of its Affiliates as the purchaser in connection with the transactions contemplated by this Agreement or any change in the market price of the Common Stock.

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound which is material to the business of the Company, including those that have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(10) of Regulation S-K.

“Nasdaq” means The Nasdaq Global Select Market or any other trading market of The Nasdaq Stock Market LLC.

“Overage Number” has the meaning set forth in Section 2.1.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Phase 2b Release Date” means the date that the Company files with the SEC a Current Report on Form 8-K or issues a press release to publicly disclose the Company’s Phase 2b clinical trial topline data for its IMU-838 progressive multiple sclerosis clinical trial.

“Placement Agent” means Leerink Partners LLC.

“Pre-Funded Warrant Share Instructions” has the meaning set forth in Section 8.3.

“Pre-Funded Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

“Pre-Funded Warrants” has the meaning set forth in the Recitals.

“Proposal” has the meaning set forth in Section 8.10.

“Qualified Investor” has the meaning set forth in Section 2.2.

“Registrable Securities” means (i) the Shares, (ii) the Pre-Funded Warrant Shares and (iii) any other securities issued upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, registration statement hereunder with respect thereto) upon the first to occur of (A) a registration statement with respect to the sale of such Registrable Securities being declared effective by the SEC under the 1933 Act and such Registrable Securities having been disposed of or transferred by the holder thereof in accordance with such effective Registration Statement, (B) such Registrable Securities having been previously sold or transferred in accordance with Rule 144 (or another exemption from the registration requirements of the 1933 Act), and (C) such securities becoming eligible for resale without volume or manner-of-sale restrictions and without current public information requirements pursuant to Rule 144.

“Registration Statement” has the meaning set forth in Section 8.9(a).

“Regulation D” means Regulation D as promulgated by the SEC under the 1933 Act.

“Required Approvals” has the meaning set forth in Section 4.5.

“Rule 144” means Rule 144 promulgated under the 1933 Act (or any successor rule).

“Sanctions” has the meaning set forth in Section 4.27.

“SEC” means the United States Securities and Exchange Commission.

“SEC Filings” has the meaning set forth in Section 4.7.

“Second Closing” means the closing of the purchase and sale of Shares and/or Pre-Funded Warrants on the Second Closing Date pursuant to Section 3.2 of this Agreement.

“Second Closing Date” means the Trading Day on which all conditions precedent to (i) the Investors’ obligations to pay the Second Closing Subscription Amount and (ii) the Company’s obligations to deliver Shares and/or Pre-Funded Warrants in connection with the Second Closing, in each case, have been satisfied or waived; provided, that the Second Closing Date shall be a date that is not more than five (5) Trading Days following the date on which all such conditions have been satisfied or waived.

“Second Closing Notice” has the meaning set forth in Section 3.2(a).

“Second Closing Overage Number” has the meaning set forth in Section 2.2.

“Second Closing Subscription Amount” means, as to an Investor, the aggregate amount to be paid for the Shares and/or Pre-Funded Warrants purchased hereunder at the Second Closing as specified opposite such Investor’s name on Annex I attached hereto, under the column entitled “Second Closing Aggregate Purchase Price,” in U.S. Dollars and in immediately available funds.

“Securities” means the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Special Meeting” has the meaning set forth in Section 8.10.

“Staff” means the staff of the SEC.

“Stockholder Approval” has the meaning set forth in Section 4.5.

“Subsidiary” has the meaning set forth in Section 4.1.

“Third Closing” means the closing of the purchase and sale of Shares and/or Pre-Funded Warrants on the Third Closing Date pursuant to Section 3.3 of this Agreement.

“Third Closing Date” means the Trading Day on which all conditions precedent to (i) the Investors’ obligations to pay the Third Closing Subscription Amount and (ii) the Company’s obligations to deliver Shares and/or Pre-Funded Warrants in connection with the Third Closing, in each case, have been satisfied or waived; provided, that the Third Closing Date shall be a date that is not more than five (5) Trading Days following the date on which all such conditions have been satisfied or waived.

“Third Closing Notice” has the meaning set forth in Section 3.3(a).

“Third Closing Overage Number” has the meaning set forth in Section 2.3.

“Third Closing Subscription Amount” means, as to an Investor, (a) the aggregate amount to be paid for the Shares and/or Pre-Funded Warrants purchased hereunder at the Third Closing as specified opposite such Investor’s name on Annex I attached hereto, under the column entitled “Third Closing Aggregate Purchase Price,” in U.S. Dollars and in immediately available funds or (b) the forfeiture of the right to receive a portion of the Shares to be issued at the Third Closing pursuant to the terms of Section 3.3(d).

“Trading Day” means a day on which the shares of Common Stock are traded on Nasdaq or, if not traded on Nasdaq, a day on which the principal Trading Market on which the shares of Common Stock are traded is open for trading.

“Trading Market” means any of the following markets or exchanges on which the shares of Common Stock are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, including the exhibits attached hereto, the Pre-Funded Warrants, the Irrevocable Transfer Agent Instructions and any other documents or agreements executed and delivered by the Company and the Investors in connection with the transactions contemplated hereunder.

“Transfer Agent” has the meaning set forth in Section 8.2.

2.                      Purchase of Securities.

2.1.            First Closing Purchase and Sale of Shares and Pre-Funded Warrants. On the First Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell, and each Investor will purchase, severally and not jointly, the number of Shares set forth opposite the name of such Investor under the heading “First Closing Number of Shares” on Annex I attached hereto, at a price per Share equal to $1.43. In the event the number of Shares set forth in Annex I under the heading “First Closing Number of Shares” for any Investor would result in such Investor, together with its Attribution Parties, beneficially owning in excess of the Beneficial Ownership Limitation of the outstanding Common Stock immediately after the First Closing, then (a) the number of Shares otherwise issuable to such Investor at the First Closing will be reduced by the number (such number, the “First Closing Overage Number”) of Shares that would result in such Investor beneficially owning, together with its Attribution Parties, no more than the Beneficial Ownership Limitation of the outstanding Common Stock immediately after the First Closing, (b) the Company will issue to such Investor at the First Closing a Pre-Funded Warrant that is exercisable for a number of Pre-Funded Warrant Shares equal to the Overage Number, and (c) the First Closing Subscription Amount payable by such Investor at the First Closing shall be reduced by $0.0001 for each Pre-Funded Warrant Share subject to the Pre-Funded Warrant being purchased by such Investor.

2.2.            Second Closing Purchase and Sale of Shares and Pre-Funded Warrants. On the Second Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell, and each Investor will purchase, severally and not jointly, the number of Shares set forth opposite the name of such Investor under the heading “Second Closing Number of Shares” on Annex I attached hereto, at a price per Share equal to $1.716. In the event the number of Shares set forth in Annex I under the heading “Second Closing Number of Shares” for any Investor would result in such Investor, together with its Attribution Parties, beneficially owning in excess of the Beneficial Ownership Limitation of the outstanding Common Stock immediately after the Second Closing, then (a) the number of Shares otherwise issuable to such Investor at the Second Closing will be reduced by the number (such number, the “Second Closing Overage Number”) of Shares that would result in such Investor beneficially owning, together with its Attribution Parties, no more than the Beneficial Ownership Limitation of the outstanding Common Stock immediately after the Second Closing, (b) the Company will issue to such Investor at the Second Closing a Pre-Funded Warrant that is exercisable for a number of Pre-Funded Warrant Shares equal to the Second Closing Overage Number, and (c) the Second Closing Subscription Amount payable by such Investor at the Second Closing shall be reduced by $0.0001 for each Pre-Funded Warrant Share subject to the Pre-Funded Warrant being purchased by such Investor. Each Investor who purchases the number of Shares (and/or Pre-Funded Warrants) set forth opposite the name of such Investor under the heading “Second Closing Number of Shares” on Annex I attached hereto at the Second Closing shall be referred to as “Qualified Investor” and each Investor who fails to purchase the number of Shares (and/or Pre-Funded Warrants) set forth opposite the name of such Investor under the heading “Second Closing Number of Shares” on Annex I attached hereto at the Second Closing shall be referred to as a “Defaulting Investor.”

2.3.            Third Closing Purchase and Sale of Shares and Pre-Funded Warrants. On the Third Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell, and each Qualified Investor will purchase, severally and not jointly, the number of Shares set forth opposite the name of such Qualified Investor under the heading “Third Closing Number of Shares” on Annex I attached hereto, at a price per Share equal to $1.716. In the event the number of Shares set forth in Annex I under the heading “Third Closing Number of Shares” for any Investor would result in such Qualified Investor, together with its Attribution Parties, beneficially owning in excess of the Beneficial Ownership Limitation of the outstanding Common Stock immediately after the Third Closing, then (a) the number of Shares otherwise issuable to such Qualified Investor at the Third Closing will be reduced by the number (such number, the “Third Closing Overage Number”) of Shares that would result in such Investor beneficially owning, together with its Attribution Parties, no more than the Beneficial Ownership Limitation of the outstanding Common Stock immediately after the Third Closing, (b) the Company will issue to such Qualified Investor at the Third Closing a Pre-Funded Warrant that is exercisable for a number of Pre-Funded Warrant Shares equal to the Third Closing Overage Number, and (c) the Third Closing Subscription Amount payable by such Qualified Investor at the Third Closing shall be reduced by $0.0001 for each Pre-Funded Warrant Share subject to the Pre-Funded Warrant being purchased by such Investor.

3.                      Closings.

3.1.            First Closing.

(a)               The initial closing of the purchase and sale of the Shares and Pre-Funded Warrants pursuant to this Agreement (the “First Closing”) shall be held remotely via the exchange of documents and signatures no later than 10:00 AM (Eastern Time) on January 8, 2024 (the “First Closing Date”). At or prior to the First Closing, each Investor shall execute any related agreements or other documents required to be executed hereunder, dated on or before the First Closing Date, including but not limited to the Investor Questionnaire in the form attached hereto as Appendix I (the “Investor Questionnaire”).

(b)               On the First Closing Date, each Investor shall deliver or cause to be delivered to the Company the First Closing Subscription Amount via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company on or prior to the First Closing Date.

(c)               At the First Closing, the Company shall deliver or cause to be delivered to each Investor the number of Shares to be issued to such Investor pursuant to Section 2.1, registered in the name of the Investor (or its nominee in accordance with its delivery instructions) in book entry form and the number of Pre-Funded Warrants to be issued to such Investor pursuant to Section 2.1, registered in the name of the Investor.

3.2.            Second Closing.

(a)               If at any time within six (6) months following the Phase 2b Release Date (or at such earlier time as determined by Investors required to purchase a majority of the Shares (or Pre-Funded Warrants) at the Second Closing, including each of Biotechnology Value Fund, L.P. (“BVF”) and Avidity Private Master Fund I LP (“Avidity”)), the ten (10)-day volume weighted average price of the Common Stock (as quoted on Nasdaq and as calculated by Bloomberg Financial Markets) is at least $8.00 per share (or such lesser amount as may be approved by Investors required to purchase a majority of the Shares (or Pre-Funded Warrants) at the Second Closing, including each of BVF and Avidity) (which amount shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction) with aggregate trading volume (measured in terms of aggregate sale prices) during the same ten (10)-day period of at least $100 million (or such lesser amount as may be approved by Investors required to purchase a majority of the Shares (or Pre-Funded Warrants) at the Second Closing, including each of BVF and Avidity), then the Company shall promptly (and in any event within two Trading Days) distribute to each Investor a notice identifying the date of the Second Closing (the “Second Closing Notice”).

(b)               At the Second Closing (which, for the avoidance of doubt, shall occur on the Second Closing Date), the Company shall deliver or cause to be delivered to each Investor the number of Shares to be issued to such Investor pursuant to Section 2.2, registered in the name of the Investor (or its nominee in accordance with its delivery instructions) in book entry form and/or the number of Pre-Funded Warrants to be issued to such Investor pursuant to Section 2.2, registered in the name of the Investor.

(c)               On the Second Closing Date, each Investor shall deliver or cause to be delivered to the Company the Second Closing Subscription Amount via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company on or prior to the Second Closing Date.

(d)               Without limiting any remedy available to the Company (including any equitable remedies), within five (5) Business Days after the Second Closing Date, the Company will notify each Qualified Investor in writing if any Defaulting Investor failed to purchase the number of Shares set forth opposite the name of such Defaulting Investor under the heading “Second Closing Number of Shares” on Annex I attached hereto at the Second Closing and the aggregate number of Shares not purchased (the “Available Shares”). Each Qualified Investor may notify the Company in writing, within five (5) Business Days of receipt of the notice specified above, of its binding election to purchase their pro rate portion (based on their pro rata share of the number of Shares purchased at the Second Closing) or a greater number of the Available Shares. If the Qualified Investors elect in the aggregate to purchase a greater number of Shares than the total number of Available Shares, then (i) each electing Qualified Investor electing to purchase their pro rata portion of the Available Shares shall purchase such pro rata amount of the Available Shares (and/or Pre-Funded Warrants) and (ii) any remaining Available Shares will be allocated among the electing Qualified Investors who elected to purchase more than their pro rata portion of the Available Shares, based on each such Qualified Investor’s pro rata share of the number of Shares purchased at the Second Closing by such electing Qualified Investor. The purchase of the elected portion of the Available Shares (and/or Pre-Funded Warrants) shall occur on a date designated by the Company that is not more than fifteen (15) Business Days following the Second Closing Date. Following the Second Closing, the number of Shares set forth opposite the name of such Qualified Investor under the heading “Third Closing Number of Shares” on Annex I attached hereto shall be revised to add the number of Available Shares and Pre-Funded Warrants purchased by such Qualified Investor pursuant to the terms of this Section 3.2(d).

3.3.            Third Closing.

(a)               If at any time within three (3) years following the Second Closing Date (or at such earlier time as determined by Qualified Investors required to purchase a majority of the Shares (or Pre-Funded Warrants) at the Third Closing, including each of BVF (for so long as BVF is a Qualified Investor) and Avidity (for so long as Avidity is a Qualified Investor)), the ten (10)-day volume weighted average price of the Common Stock (as quoted on Nasdaq and as calculated by Bloomberg Financial Markets) is at least $8.00 per share (or such lesser amount as may be approved by Qualified Investors required to purchase a majority of the Shares (or Pre-Funded Warrants) at the Third Closing, including each of BVF (for so long as BVF is a Qualified Investor) and Avidity (for so long as Avidity is a Qualified Investor)) (which amount shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction) with aggregate trading volume (measured in terms of aggregate sale prices) during the same ten (10)-day period of at least $100 million (or such lesser amount as may be approved by Qualified Investors required to purchase a majority of the Shares (or Pre-Funded Warrants) at the Second Closing, including each of BVF (for so long as BVF is a Qualified Investor) and Avidity (for so long as Avidity is a Qualified Investor)), then the Company shall promptly (and in any event within two Trading Days) distribute to each Qualified Investor a notice identifying the date of the Third Closing (the “Third Closing Notice”).

(b)               Subject to the terms of Section 3.3(d), at the Third Closing (which, for the avoidance of doubt, shall occur on the Third Closing Date), the Company shall deliver or cause to be delivered to each Qualified Investor the number of Shares to be issued to such Qualified Investor pursuant to Section 2.3, registered in the name of the Investor (or its nominee in accordance with its delivery instructions) in book entry form and/or the number of Pre-Funded Warrants to be issued to such Qualified Investor pursuant to Section 2.3, registered in the name of the Investor.

(c)               Subject to the terms of Section 3.3(d), on the Third Closing Date, each Qualified Investor shall deliver or cause to be delivered to the Company the Third Closing Subscription Amount via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Qualified Investor by the Company on or prior to the Third Closing Date.

(d)               Each Qualified Investor shall have the right, exercisable in its sole discretion, to elect to satisfy its obligations to pay the Third Closing Subscription Amount by reducing the number of Shares or Pre-Funded Warrants to be issued at the Third Closing instead of paying the Third Closing Subscription Amount in cash. If a Qualified Investor exercises this right, such Qualified Investor shall not pay any cash at the Third Closing and such Qualified Investor shall instead receive a number of Shares and/or Pre-Funded Warrants equal to the difference between (x) the number of Shares and/or Pre-Funded Warrants that such Qualified Investor would have otherwise received at the Third Closing absent this election and (y) a number of Shares (rounded up to the nearest whole share) equal to the quotient of (A) the aggregate amount to be paid for the Shares and/or Pre-Funded Warrants purchased hereunder at the Third Closing by such Qualified Investor as specified opposite such Qualified Investor’s name on Annex I attached hereto, under the column entitled “Third Closing Aggregate Purchase Price” and (B) the Fair Market Value of a share of Common Stock.

4.                      Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as otherwise described in the SEC Filings, which qualify these representations and warranties in their entirety to the extent of the disclosure of the SEC Filings, as of the date hereof and the First Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

4.1.            Organization, Good Standing and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease and use its properties and assets, to execute and deliver the Transaction Documents, to carry out the provisions of the Transaction Documents, to issue and sell the Securities and to carry on its business as presently conducted and as proposed to be conducted as described in the SEC Filings. Immunic AG (the “Subsidiary”) is the only material subsidiary of the Company and is wholly owned by the Company. The Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation or organization, as applicable, and has all requisite power and authority to carry on its business and to own and use its properties. Neither the Company nor its Subsidiary is in violation or default of any of the provisions of its respective articles of association, charter, certificate of incorporation, bylaws, limited partnership agreement or other organizational or constitutive documents. Each of the Company and its Subsidiary is duly qualified to do business as a foreign entity and is in good standing (to the extent such concept exists in the relevant jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except to the extent any failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect.

4.2.            Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders, other than in connection with the Required Approvals, is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Company’s execution and delivery of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary board and stockholder action. Each of the Transaction Documents has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investors, constitutes valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies and (c) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.

4.3.            Capitalization. The Company is authorized under the Certificate of Incorporation to issue 130,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Filing containing such disclosure was accurate in all material respects as of the date indicated in such SEC Filing. Since the date indicated in such SEC Filing and through the date of this Agreement, there has not been any change to the Company’s capital stock, other than as a result of the exercise of stock options or incentive awards in the ordinary course of business pursuant to the Company’s stock-based compensation plans described in the SEC Filings, and the exercise of warrants to purchase Common Stock described in the SEC Filings. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of such shares were issued in violation of any pre-emptive rights and such shares were issued in compliance in all material respects with applicable state and federal securities laws and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company. Except as described in the SEC Filings and as provided in this Agreement, as of the date hereof, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind. Except as described in the SEC Filings or for agreements filed as exhibits to the SEC Filings, as of the date hereof, there are no material voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them. Except as described in the SEC Filings and as provided in this Agreement, as of the date hereof, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. The issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

4.4.            Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those waived or created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Pre-Funded Warrant Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the Pre-Funded Warrants in accordance with their terms, including the payment of any exercise price therefor, will be validly issued, fully paid and nonassessable and will be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Assuming the accuracy of the representations and warranties of the Investors in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

4.5.            Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (a) the filing with the SEC of one or more Registration Statements in accordance with the requirements hereof, (b) filings required by applicable state securities laws, (c) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the 1933 Act, (d) the filing of any requisite notices and/or applications to the applicable Trading Market for the listing of the Shares and Pre-Funded Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (e) approval of the Proposal by the stockholders of the Company (including (i) the filing with the SEC of a preliminary proxy statement and a definitive proxy statement for a vote of stockholders of the Company at a special meeting to approve the Proposal and the mailing of such definitive proxy statement to the stockholders of the Company, (ii) the filing with the SEC of a Current Report on Form 8-K to disclose the results of votes taken at such special meeting and (iii) the filing of an amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware) (the “Stockholder Approval”) and (f) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

4.6.            No Material Adverse Change. Since September 30, 2023, except as specifically set forth in a subsequent SEC Filing, there has not been:

(i)                 any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2023, except for changes in the ordinary course of business which have not had and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(ii)              any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;

(iii)            any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;

(iv)             any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v)               any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;

(vi)             any change or amendment to the Certificate of Incorporation or Bylaws, or termination of or material amendment to any contract of the Company that the Company is required to file with the SEC pursuant to Item 601(b)(10) of Regulation S-K;

(vii)          any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company;

(viii)        any material transaction entered into by the Company other than in the ordinary course of business;

(ix)             the loss of the services of any executive officer (as defined in Rule 405 under the 1933 Act) of the Company; or

(x)               any other event or condition that, to the Company’s Knowledge, has had or would reasonably be expected to have a Material Adverse Effect.

4.7.            SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the “SEC Filings”). At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1933 Act or 1934 Act and Nasdaq rules, as applicable, and none of the SEC Filings, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, the Company’s Common Stock is listed on Nasdaq, and except as disclosed in SEC Filings, the Company has not received any notification that the SEC or Nasdaq is contemplating suspending or terminating such listing (or the applicable registration under the 1934 Act related thereto). The Company meets the registration and transaction requirements for use of Form S-3 for the registration of the Shares and Pre-Funded Warrant Shares for resale by the Investors.

4.8.            No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities in accordance with the provisions thereof will not (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (b) assuming the accuracy of the representations and warranties in Section 5, any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company and its Subsidiary, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of the Company and its Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract except, in the case of clauses (i)(b) and (ii) only, for such conflicts, breaches, violations and defaults as have not and would not reasonably be expected to have a Material Adverse Effect. This Section does not relate to matters with respect to tax status, which are the subject of Section 4.10, employee relations and labor matters, which are the subject of Section 4.13, intellectual property, which are the subject of Section 4.14, and environmental laws, which are the subject of Section 4.15.

4.9.            Compliance. Neither the Company nor the Subsidiary is (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company or the Subsidiary received notice of a claim that the Company or the Subsidiary is in default under or that the Company or the Subsidiary is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their properties are bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to environmental protection, occupational health and safety, product quality and safety and employment and labor matters, and excluding taxes, which are the subject of Section 4.10, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

4.10.        Tax Matters. The Company and its Subsidiary have filed all tax returns required to have been filed by them and have paid all taxes shown thereon or otherwise owed by them, other than (i) those taxes being contested in good faith and for which adequate reserves have been provided or (ii) where the failure to so file or pay would not reasonably be expected to result in a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 4.17 below in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company and its Subsidiary has not been finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company and its Subsidiary or any of their respective assets or property, which could reasonably be expected to result in a Material Adverse Effect.

4.11.        Title to Properties. The Company and its Subsidiary have good and marketable title to all real properties and all other tangible properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and its Subsidiary hold any leased real or personal property under valid, subsisting and enforceable leases with which the Company and its Subsidiary are in compliance and with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws relating to creditor’s rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

4.12.        Certificates, Authorities and Permits. The Company and its Subsidiary possess certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. During the past three years, the Company and its Subsidiary have not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company and its Subsidiary, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.13.        Labor Matters.

(a)               Neither the Company nor any Subsidiary are parties to or bound by any collective bargaining agreements or other agreements with labor organizations.

(b)               No labor dispute before the National Labor Relations Board with the employees of the Company and its Subsidiary, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s Knowledge, is threatened or imminent that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(c)               There are no claims pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, state or local law, statute or ordinance barring discrimination of employment that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.14.        Intellectual Property. Except as disclosed in the SEC Filings, and as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and its Subsidiary own, possess, license or have other rights to use, the patents and patent applications, copyrights, trademarks, service marks, trade names, service names and trade secrets as necessary or material for use in connection with their businesses as described in the SEC Filings (collectively, the “Intellectual Property Rights”), and to the Company’s Knowledge, there are no material liens, security interests or encumbrances that have been filed against any of these Intellectual Property Rights. No actions, suits, proceedings or claims are pending, or to the Company’s Knowledge, asserted or threatened against the Company and its Subsidiary alleging infringement of a patent or other intellectual property right of others. To the Company’s Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights that would materially affect the use thereof by the Company. To the Company’s Knowledge, the development, manufacture, sale, and any currently proposed use of any of the products, proposed products or processes of the Company referred to in the SEC Filings, in the current or proposed conduct of the business of the Company, do not, and will not upon commercialization, infringe any right or valid patent claim of any third party. To the Company’s Knowledge, there are no ownership rights of third parties to any Intellectual Property Rights in any field of use that is exclusively licensed to the Company, other than any licensor to the Company of such Intellectual Property Rights. No action, suit, claim or other proceeding, except for routine patent and trademark prosecution proceedings in patent offices throughout the world, is pending or, to the Company’s Knowledge, threatened challenging the validity, enforceability, scope, registration, ownership or use of any of the Intellectual Property Rights. No action, suit, claim or other proceeding is pending or, to the Company’s Knowledge, threatened, challenging the Company’s rights in or to any Intellectual Property Rights. The Company and its Subsidiary have security procedures designed to protect the secrecy, confidentiality and value of their Intellectual Property Rights. To the Company’s Knowledge, no employee is in or has been in violation in any material respect of any term of any employment contract, invention assignment agreement, noncompetition agreement, or nondisclosure agreement with a former employer, executed prior to such employee’s employment where the basis of such violation relates to such employee’s employment and such violation occurred while employed and while the contract was valid and in effect. All material licenses or other material agreements under which the Company is granted rights to Intellectual Property are, to the Company’s Knowledge, in full force and effect and, to the Company’s Knowledge, there is no material default by any other party thereto. To the Company’s Knowledge, the licensors under material licenses and other material agreements had all requisite power and authority to grant the rights to the Intellectual Property Rights purported to be granted thereby. The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or any Subsidiary’s ownership or right to use any Intellectual Property Rights that is material to the conduct of the Company’s business as now conducted (or contemplated to be conducted as described in the SEC Filings (including the commercialization of products described in the SEC Filings)).

4.15.        Environmental Matters. Except as disclosed in the SEC Filings and as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has released any hazardous substances regulated by Environmental Law on to any real property that it owns or operates, or has received any written notice or claim that it is liable for any off-site disposal or contamination pursuant to any Environmental Laws; and to the Company’s Knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

4.16.        Legal Proceedings. Except as disclosed in the SEC Filings, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company and its Subsidiary is a party or to which any property of the Company is subject that, individually or in the aggregate, if determined adversely to the Company and its Subsidiary, would reasonably be expected to have a Material Adverse Effect; and to the Company’s Knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

4.17.        Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to normal year-end audit adjustments, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). There are no financial statements (historical or pro forma) that are required to be included in the SEC Filings that are not so included as required.

4.18.        Insurance Coverage. The Company and its Subsidiary maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; the Company reasonably believes such insurance insures against such losses and risks in accordance with customary industry practice to protect the Company and its Subsidiary and their respective businesses and which is commercially reasonable for the current conduct of their respective businesses; all such insurance is fully in force on the date hereof; the Company and its Subsidiary are in compliance with the terms of such policies in all material respects; neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no material claims by the Company and its Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

4.19.        Brokers and Finders. Neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any Person, other than the Placement Agent, that would give rise to a valid claim against any of them for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities. Other than the Placement Agent, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or, to the Company’s Knowledge, an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

4.20.        No Directed Selling Efforts or General Solicitation. Neither the Company nor any Subsidiary nor any Person acting on their behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.21.        No Integrated Offering. Neither the Company nor its Subsidiary nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act. Neither the Company nor its Subsidiary solicited an Investor through the use of general solicitation and the Company or the Placement Agent has a substantive relationship with each Investor that was established prior to the commencement of the exempt offering contemplated herein.

4.22.        Internal Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(c) and 15d-15(e) of the 1934 Act) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is made known to the certifying officers by others within the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) receipts and expenditures are being made in accordance with management’s general or specific authorizations, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weakness detected in the Company’s internal controls over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company, its Subsidiary and the Company’s directors and officers, in their capacities as such, are each, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder.

4.23.        Investment Company. The Company is not required to be registered as, and immediately following each Applicable Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.24.        Tests and Preclinical and Clinical Trials. During the past three years, the studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company were and, if still pending, are being, conducted in all material respects in accordance with all applicable Health Care Laws. The descriptions of the studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company, contained in the SEC Filings are accurate in all material respects; the Company is not aware of any other studies, tests or preclinical and clinical trials, the results of which call into question the results described in the SEC Filings; and the Company has not received any written notices or correspondence from the U.S. Food and Drug Administration (the “FDA”), any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board requiring the termination, suspension or clinical hold of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company. During the past three years, neither the Company nor, to the Company’s Knowledge, any of its officers or employees has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (Sept. 10, 1991) and any amendments thereto. During the past three years, neither the Company nor, to the Company’s Knowledge, any officer or employee of the Company has been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar state law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar state law or regulation.

4.25.        Manipulation of Price. The Company has not, and, to the Company’s Knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

4.26.        Bad Actor Disqualification. None of the Company, any predecessor or affiliated issuer of the Company nor, to the Company’s Knowledge, any director or executive officer of the Company or any promoter connected with the Company in any capacity, is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the 1933 Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3). The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the 1933 Act.

4.27.        Foreign Corrupt Practices; Questionable Payments; Office of Foreign Assets Control. Neither the Company nor any Subsidiary has, and to the Company’s Knowledge, no agent or other person acting on behalf of the Company and its Subsidiary has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company and its Subsidiary (or made by any person acting on behalf of the Company and its Subsidiary of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended. Neither the Company nor the Subsidiary, nor any or their directors, officers or employees, nor, to the Company’s Knowledge, any agent, Affiliate or representative of the Company or the Subsidiary, is an individual or entity that is, or is owned or controlled by an individual or entity that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea and Syria).

4.28.        Anti-Money Laundering. The operations of the Company and the Subsidiary are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its Subsidiary conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and its Subsidiary with respect to the Anti-Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

4.29.        Takeover Protections; Rights Agreements. The Company and the Board of Directors of the Company have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

4.30.        Transactions With Affiliates and Employees. Other than as contemplated by the Transaction Documents, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Filings that is not so described.

5.                      Representations and Warranties of the Investors. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company that:

5.1.            Organization and Existence. If such Investor is a corporation, partnership, limited liability company, trust or other entity, such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Securities pursuant to this Agreement.

5.2.            Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.3.            Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by any Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4.            Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5.            Disclosure of Information. Such Investor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities, and has conducted and completed its own independent due diligence. Such Investor acknowledges receipt of copies of, or access through the EDGAR system to, the SEC Filings. Based on the information such Investor has deemed appropriate, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor is relying exclusively on its own investment analysis and due diligence (including professional advice from its own independent advisors it deems appropriate), and without reliance on the Placement Agent, its Affiliates and representatives, with respect to the execution, delivery and performance of the Transaction Documents, the Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Such Investor understands and agrees that the Placement Agent, its Affiliates and representatives have made no representations or warranties in connection with the transactions contemplated by the Transaction Documents or as to the completeness or accuracy of any information or materials such Investor may have received in connection therewith. Such Investor has not relied on any information, recommendation or advice furnished by or on behalf of the Placement Agent, its Affiliates and representatives in connection with the Transaction Documents or the transactions contemplated thereby. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6.            Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.7.            Legends.

(a)               It is understood that, except as provided below, certificates or book entry positions evidencing the Securities may bear the following or any similar legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED JANUARY 4, 2024, COPIES OF WHICH ARE ON FILE WITH THE COMPANY. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(b)               If required by the authorities of any state in connection with the issuance and sale of the Securities, certificates or book entry positions evidencing the Securities may bear any legend required by such state authority.

(c)               Certificates evidencing the Shares and/or the Pre-Funded Warrant Shares shall not contain any legend (including the legend set forth in Section 5.7(a)) if such legend is not required under applicable requirements of applicable securities laws.

5.8.            Accredited Investor. At the time such Investor was offered the Securities it was and, as of the date hereof such Investor is, an “accredited investor” within the meaning of Rule 501 under the 1933 Act and has executed and delivered to the Company its Investor Questionnaire, which such Investor represents and warrants is true, correct and complete. Such Investor is a sophisticated institutional investor with sufficient knowledge, sophistication and experience in business, including transactions involving private investments in public equity, to properly evaluate the risks and merits of its purchase of the Securities. Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Investor, (iii) if applicable, have been duly authorized and approved by all necessary action, (iv) if applicable, do not and will not violate or constitute a default under such Investor’s charter, bylaws or other constituent document, or under any law, rule, regulation, agreement or other obligation by which such Investor is bound and (v) are a fit, proper and suitable investment for such Investor, notwithstanding the substantial risks inherent in investing in or holding the Securities.

5.9.            No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (b) any seminar or meeting to which such Investor was invited by any of the foregoing means of communications.

5.10.        Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.11.        Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor was first contacted by the Company or any other Person regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Such Investor, its Affiliates and, to the knowledge of such Investor, authorized representatives and advisors of such Investor who are aware of the transactions contemplated hereby, maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of such transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.12.        No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Securities.

5.13.        No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

5.14.        Residency. Such Investor’s office in which its investment decision with respect to the Securities was made is located at the address immediately below such Investor’s name on the Schedule of Investors.

5.15.        Placement Agent. Such Investor hereby acknowledges and agrees that (i) the Placement Agent is acting solely as a placement agent in connection with the execution, delivery and performance of the Transaction Documents and is not acting as an underwriter or in any other capacity and is not and shall not be construed as fiduciaries for such Investor, the Company or any other Person in connection with the execution, delivery and performance of the Transaction Documents, (ii) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character, and has not provided any advice or recommendation in connection with the execution, delivery and performance of the Transaction Documents, (iii) the Placement Agent will not have any responsibility with respect to (a) any representations, warranties or agreements made by any Person under or in connection with the execution, delivery and performance of the Transaction Documents, or the execution, legality, validity or enforceability (with respect to any Person) thereof, or (b) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, and (iv) the Placement Agent will not have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Investor, the Company or any other person or entity), whether in contract, tort or otherwise, to such Investor, or to any Person claiming through it, in respect of the execution, delivery and performance of the Transaction Documents, except, in each case in this clause (iv), for such party’s own gross negligence, willful misconduct or bad faith.

6.                      Conditions to the Closings.

6.1.            First Closing.

(a)               Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Securities at the First Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the First Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(i)                 The representations and warranties made by the Company in Section 4 hereof, as qualified by the SEC Filings, shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or by Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the First Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the First Closing Date.

(ii)              Other than the Stockholder Approval, the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(iii)            The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the Securities.

(iv)             No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(v)               The Investors shall have received an opinion from Dentons US LLP, the Company’s counsel, dated as of the First Closing Date, in a customary form reasonably acceptable to the Investors.

(vi)             The Investors shall have received the duly executed Irrevocable Transfer Agent Instructions instructing the Transfer Agent to deliver a book-entry statement evidencing the number of Shares to be issued to the Investors pursuant to Section 2.1, registered in the name of such Investor.

(vii)          The Investors shall have received the duly executed Pre-Funded Warrant Share Instructions instructing the Transfer Agent to deliver a book-entry statement evidencing the number of Pre-Funded Warrants to be issued to the Investors pursuant to Section 2.1, registered in the name of such Investor.

(viii)        No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(ix)             The Company shall have delivered a certificate of the Secretary of the Company, dated as of the First Closing Date, (i) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, and (ii) certifying the current versions of the Certificate of Incorporation and Bylaws of the Company.

(x)               Since the date hereof, no event or circumstance or series of events or circumstances shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(b)               Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Securities at the First Closing to each of the Investors is subject to the fulfillment to the satisfaction of the Company on or prior to the First Closing Date of the following conditions, any of which may be waived by the Company:

(i)                 The representations and warranties made by each Investor in Section 5 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the First Closing Date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the First Closing Date.

(ii)              Each Investor shall have executed and delivered the Investor Questionnaire.

(iii)            Any Investor purchasing Shares and Pre-Funded Warrants at the First Closing shall have paid in full its First Closing Subscription Amount to the Company.

6.2.            Second Closing.

(a)               Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Securities at the Second Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Second Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(i)                 The representations and warranties made by the Company in Section 4 hereof, as qualified by the SEC Filings, shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or by Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the Second Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Second Closing Date.

(ii)              The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(iii)            The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the Securities.

(iv)             All obligations, covenants and agreements of the Company required to be performed at or prior to the Second Closing Date shall have been performed.

(v)               No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(vi)             The Investors shall have received an opinion from Dentons US LLP, the Company’s counsel, dated as of the Second Closing Date, in a customary form reasonably acceptable to the Investors.

(vii)          The Investors shall have received the duly executed Irrevocable Transfer Agent Instructions instructing the Transfer Agent to deliver a book-entry statement evidencing the number of Shares to be issued to the Investors pursuant to Section 2.2, registered in the name of such Investor.

(viii)        The Investors shall have received the duly executed Pre-Funded Warrant Share Instructions instructing the Transfer Agent to deliver a book-entry statement evidencing the number of Pre-Funded Warrants to be issued to the Investors pursuant to Section 2.2, registered in the name of such Investor.

(ix)             No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(x)               The Company shall have delivered a certificate of the Secretary of the Company, dated as of the Second Closing Date, (i) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, and (ii) certifying the current versions of the Certificate of Incorporation and Bylaws of the Company.

(xi)             Since the date hereof, no event or circumstance or series of events or circumstances shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(b)               Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Securities at the Second Closing to each of the Investors is subject to the fulfillment to the satisfaction of the Company on or prior to the Second Closing Date of the following conditions, any of which may be waived by the Company:

(i)                 The representations and warranties made by each Investor in Section 5 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the Second Closing Date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Second Closing Date.

(ii)              Any Investor purchasing Shares and Pre-Funded Warrants at the Second Closing shall have paid in full its Second Closing Subscription Amount to the Company.

6.3.            Third Closing.

(a)               Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Securities at the Third Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Third Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(i)                 The representations and warranties made by the Company in Section 4 hereof, as qualified by the SEC Filings, shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or by Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the Third Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Third Closing Date.

(ii)              The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(iii)            All obligations, covenants and agreements of the Company required to be performed at or prior to the Third Closing Date shall have been performed.

(iv)             The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the Securities.

(v)               No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(vi)             The Investors shall have received an opinion from Dentons US LLP, the Company’s counsel, dated as of the Third Closing Date, in a customary form reasonably acceptable to the Investors.

(vii)          The Investors shall have received the duly executed Irrevocable Transfer Agent Instructions instructing the Transfer Agent to deliver a book-entry statement evidencing the number of Shares to be issued to the Investors pursuant to Section 2.3, registered in the name of such Investor.

(viii)        The Investors shall have received the duly executed Pre-Funded Warrant Share Instructions instructing the Transfer Agent to deliver a book-entry statement evidencing the number of Pre-Funded Warrants to be issued to the Investors pursuant to Section 2.3, registered in the name of such Investor.

(ix)             No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(x)               The Company shall have delivered a certificate of the Secretary of the Company, dated as of the Third Closing Date, (i) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, and (ii) certifying the current versions of the Certificate of Incorporation and Bylaws of the Company.

(xi)             Since the date hereof, no event or circumstance or series of events or circumstances shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(b)               Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Securities at the Third Closing to each of the Investors is subject to the fulfillment to the satisfaction of the Company on or prior to the Third Closing Date of the following conditions, any of which may be waived by the Company:

(i)                 The representations and warranties made by each Investor in Section 5 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and on the Third Closing Date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Third Closing Date.

(ii)              Any Investor purchasing Shares and Pre-Funded Warrants at the Third Closing shall have paid in full its Third Closing Subscription Amount to the Company.

7.                      Termination of Obligations; Effects.

7.1.            Termination of Obligations to Effect the Applicable Closing(s).

(a)               The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Applicable Closing shall terminate as follows:

(i)                 Upon the mutual written consent of the Company and Investors that agreed to purchase a majority of the Shares and Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants in the aggregate (the “Majority Investors”) to be issued and sold pursuant to this Agreement;

(ii)              By the Company if any of the conditions set forth in Section 6.1(b), Section 6.2(b) or Section 6.3(b) (as applicable) shall have become incapable of fulfillment, and shall not have been waived by the Company; or

(iii)            By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1(a), Section 6.2(a) or Section 6.3(a) (as applicable) shall have become incapable of fulfillment, and shall not have been waived by the Investor.

(b)               Except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Applicable Closing(s) shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Applicable Closing(s).

(c)               In the event of termination by the Company or any Investor of its obligations to effect the Applicable Closing pursuant to this Section 7, written notice thereof shall be given promptly to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Applicable Closing(s) upon written notice to the Company and the other Investors. Nothing in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

(d)               For the avoidance of doubt, a termination of this Agreement in connection with an Applicable Closing shall terminate all obligations hereunder with respect to any successive Applicable Closing(s) (i.e., if a termination of this Agreement occurs with respect to the First Closing, there shall be no further obligations under this Agreement with respect to the Second Closing or Third Closing or otherwise).

8.                      Covenants and Agreements of the Company.

8.1.            Nasdaq Listing. From the date hereof until such time as the Shares and Pre-Funded Warrant Shares have been sold pursuant to Rule 144 or are eligible for resale under Rule 144(b)(1) or any successor provision, the Company will take such action as is necessary to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will take all actions necessary to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable. The Company further agrees, if the Company applies to have the Common Stock traded on any other trading market, it will then include in such application all of the Shares and Pre-Funded Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Pre-Funded Warrant Shares to be listed or quoted on such other trading market as promptly as possible. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

8.2.            Removal of Legends.

(a)               In connection with any sale or disposition of the Shares and Pre-Funded Warrant Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall use its reasonable best efforts to request that the transfer agent for the Common Stock (the “Transfer Agent”) remove any restrictive legends related to the book entry account holding such Shares and Pre-Funded Warrant Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) Trading Days of receipt of such request from the Investor (such date, the “Legend Removal Date”); provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith not later than 5:00 p.m. Eastern Time on the date of such request. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, upon the earliest of such time as the Shares and Pre-Funded Warrant Shares (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144 or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision without the current public information requirement under Rule 144(c), the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares, and (B) cause its counsel (at the Company’s expense) to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. The Company shall be responsible for the fees of its Transfer Agent and all the Depository Trust Company fees associated with such issuance.

(b)               If the Company shall fail for any reason or for no reason to issue Shares or Pre-Funded Warrant Shares to an Investor that are free from all restrictive legends by the Legend Removal Date when all requirements of Section 8.2(a) have been met, then, in addition to all other remedies available to such Investor, if, on or after the Trading Day immediately following such two (2) Trading Day period, such Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale of Shares or Pre-Funded Warrant Shares that such Investor anticipated receiving from the Company without any restrictive legend, then the Company shall, within two (2) Trading Days after such Investor’s request, pay in cash to such Investor the amount by which (x) such Investor’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of Shares or Pre-Funded Warrant Shares that such Investor was entitled to receive without any restrictive legend, multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions). The Investor shall provide the Company prompt written notice of any such request and all evidence reasonably requested by the Company.

(c)               Subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Shares and/or Pre-Funded Warrant Shares (i) have been registered for resale under the 1933 Act pursuant to an effective registration statement, (ii) have been sold or transferred pursuant to an effective registration statement, (iii) have been sold pursuant to Rule 144, or (iv) are eligible for resale under Rule 144(b)(1) or any successor provision, the Company shall, in accordance with the provisions of this Section 8.2(c) and within two (2) Trading Days of any request therefor from an Investor accompanied by such customary and reasonably acceptable documentation referred to above, (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares and/or Pre-Funded Warrant Shares, and (B) use reasonable efforts to cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. Shares and/or Pre-Funded Warrant Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company’s (“DTC”) system as directed by such Investor. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance. Each Investor agrees that if, after the effective date of the registration statement covering the resale of the Shares and Pre-Funded Warrant Shares, such registration statement ceases to be effective and the Company has provided notice to such Investor to that effect, such Investor shall sell Shares and Pre-Funded Warrant Shares only in compliance with an exemption from the registration requirements of the 1933 Act.

8.3.            Irrevocable Transfer Agent Instructions. On the Applicable Closing Date, the Company shall issue irrevocable instructions to its Transfer Agent, and any subsequent transfer agent to issue to the Investors (or in such nominee’s name(s) as designated by an Investor) book-entry notations representing the Shares to be issued on the Applicable Closing Date (the “Irrevocable Transfer Agent Instructions”) and, upon exercise of the Pre-Funded Warrants pursuant to their terms, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent to issue to the Investors (or in such nominee’s name(s) as designated by an Investor), book-entry notations representing the Pre-Funded Warrant Shares (the “Pre-Funded Warrant Share Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions and the Pre-Funded Warrant Share Instructions referred to in this Section 8.3 (or instructions that are consistent therewith) will be given by the Company to its transfer agent in connection with this Agreement and that the Shares and Pre-Funded Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 8.3 will cause irreparable harm to an Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 8.3 will be inadequate and agrees, in the event of a breach by the Company of the provisions of this Section 8.3, that an Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

8.4.            Transfer Restrictions. Each Investor agrees that it will sell, transfer or otherwise dispose of the Securities only in compliance with all applicable state and federal securities laws. In connection with any transfer of the Securities other than (a) pursuant to an effective registration statement, (b) to the Company, or (c) pursuant to Rule 144 (provided that the Investor provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of a transfer other than pursuant to (a) through (c) above, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement with respect to such transferred Securities.

8.5.                Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Pre-Funded Warrant Shares pursuant to any exercise of the Pre-Funded Warrants.

8.6.            Subsequent Equity Sales. The Company shall not, and shall use its commercially reasonable best efforts to ensure that no controlled Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to the Investors. The Company shall not take any action or steps that would adversely affect reliance by the Company in any material respect on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or require registration of the Securities under the 1933 Act.

8.7.            Short Sales and Confidentiality After the Date Hereof. Each Investor covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of (i) the date after the transactions contemplated by this Agreement are first publicly announced or (ii) the date on which this Agreement is terminated in full. Each Investor covenants that until such time as all confidential information disclosed to it in connection with this transaction is publicly disclosed by the Company, such Investor will maintain the confidentiality of all such information, unless otherwise legally required to disclose.

8.8.            Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Applicable Closing Date, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

8.9.            Registration Rights; Rule 144.

(a)               The Company shall use its reasonable best efforts to register the resale by the Investors of the Registrable Securities on a registration statement on Form S-3, or if Form S-3 is not available, Form S-1 (each, a “Registration Statement”), and shall file the initial Registration Statement covering the Shares issued at the First Closing, the Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants issued at the First Closing and any other Registrable Securities associated therewith with the SEC no later than twenty (20) calendar days from the filing of the preliminary proxy statement required to be filed pursuant to Section 8.10, and shall use its reasonable best efforts to have such Registration Statement declared effective as soon as practicable, but in no event later than seventy five (75) calendar days from the First Closing Date; provided, that such deadline shall be extended to one hundred twenty (120) calendar days after the First Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Staff, provided, further that the Company shall have such Registration Statement declared effective within three (3) Business Days after the Staff has notified the Company that it will not review, or has completed its review, of such Registration Statement.

(b)               The Company shall file a Registration Statement covering the Shares issued at the Second Closing, the Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants issued at the Second Closing and any other Registrable Securities associated therewith with the SEC no later than thirty (30) calendar days from the Second Closing Date, and shall use its reasonable best efforts to have such Registration Statement declared effective as soon as practicable, but in no event later than seventy five (75) calendar days from the Second Closing Date; provided, that such deadline shall be extended to one hundred twenty (120) calendar days after the Second Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Staff, provided, further that the Company shall have such Registration Statement declared effective within three (3) Business Days after the Staff has notified the Company that it will not review, or has completed its review, of such Registration Statement.

(c)               The Company shall file a Registration Statement covering the Shares issued at the Third Closing and Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants issued at the Third Closing with the SEC no later than thirty (30) calendar days from the Third Closing Date, and shall use its reasonable best efforts to have such Registration Statement declared effective as soon as practicable, but in no event later than seventy five (75) calendar days from the Third Closing Date; provided, that such deadline shall be extended to one hundred twenty (120) calendar days after the Third Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Staff, provided, further that the Company shall have such Registration Statement declared effective within three (3) Business Days after the Staff has notified the Company that it will not review, or has completed its review, of such Registration Statement.

(d)               In no event shall the Investor be identified as a statutory underwriter in a Registration Statement unless requested by the SEC; provided, that if the SEC requests that the Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from such Registration Statement, in which case the Company’s obligation to register the Registrable Securities will be deemed satisfied or (ii) be included as such in the Registration Statement. No Registration Statement shall include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Investors beneficially owning (as determined pursuant to Rule 13d-3 under the 1934 Act) a majority of the Registrable Securities.

(e)               Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any prospectus that forms a part of a Registration Statement, if the Company (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) the Company determines it must amend or supplement the Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading or (Z) the Company has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to any Registration Statement for a period that exceeds thirty (30) consecutive Trading Days or ninety (90) total Trading Days in any three hundred sixty (360)-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to holders whose Registrable Securities are included in any Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby.

(f)                With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date on which all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date on which there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish electronically to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(g)               If (i) any Registration Statement is not filed within the time frame set forth in this Section 8.9, (ii) any Registration Statement is not declared effective within the time frame set forth in this Section 8.9, (iii) the Company fails to file with the SEC a request for acceleration of any Registration Statement within three (3) Business Days after the Staff has notified the Company that it will not review, or has completed its review, of such Registration Statement, (iv) prior to the effective date of any Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within ten (10) Trading Days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (v) after the effective date of any Registration Statement, holders of Registrable Securities are suspended from selling Registrable Securities pursuant to such Registration Statement for a period that exceeds thirty (30) consecutive Trading Days or ninety (90) total Trading Days in any three hundred sixty (360)-day period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (ii), the date on which such Event occurs, for purpose of clause (iii), the date on which such three (3) Business Day period is exceeded, for purpose of clause (iv), the date which such ten (10) Trading Day period is exceeded, and for purpose of clause (v), the date on which such thirty (30) consecutive Trading Day or (90) total Trading Day period is exceeded, as applicable, being referred to as “Event Date”), then, in addition to any other rights the Investors may have hereunder or under applicable law, as liquidated damages on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor negatively impacted by the Event, as liquidated damages, an amount in cash equal to the product of 1.0% multiplied by the aggregate subscription amount paid by such Investors for Registrable Securities impacted by such Event pursuant to this Agreement. The parties agree that the maximum aggregate liquidated damages payable to an Investor under this Agreement shall be 6.0% of the aggregate subscription amount paid by such Investor pursuant to this Agreement. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, the Company shall not owe any liquidated damages to any Investor pursuant to this Section 8.9(g) if, at the time of the Event, such Investor may sell the Registrable Securities held by such Investor pursuant to Rule 144 without volume restrictions or current public information requirements.

(h)               All fees and expenses incident to the performance of or compliance with this Section 8.9 by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to any Registration Statement; provided, however, that in no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Investor.

8.10.        Stockholder Approval. The Company shall, as soon as practicable following the First Closing, but not more than twenty-one (21) calendar days thereafter, file a preliminary proxy statement for a vote of its stockholders at a special meeting (the “Special Meeting”) to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 130,000,000 to 500,000,000 (the “Proposal”). The Company shall set a record date for the initial Special Meeting that is not more than twenty (20) days following the First Closing. The Company shall, as soon as practicable following notification from the Staff that it has completed its review of the preliminary proxy statement or that it will not review the preliminary proxy statement (but not more than 5 Business Days thereafter), file and mail a definitive proxy statement for the vote of its stockholders to approve the Proposal. The Company covenants and agrees that its Board of Directors shall unanimously recommend that the Proposal be approved by the Company’s stockholders at the Special Meeting and all meetings in which such Proposal is considered. If the Company’s stockholders do not approve the Proposal at the first Special Meeting in which they are voted on by stockholders, the Company covenants and agrees that it will submit the Proposal for approval of the Company’s stockholders at least semi-annually until such approval is obtained.

9.                      Survival and Indemnification.

9.1.            Survival. Subject to applicable statutes of limitations, the representations, warranties, covenants, and agreements contained in this Agreement shall survive the Applicable Closing Date and the delivery of the Securities.

9.2.            Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Investors, the officers, directors, partners, agents, investment advisors, members, and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each Investor, each Person who controls any such Investor (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, partners, stockholders, members and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person (each, an “Investor Indemnified Party”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) or expenses, joint or several, to which such Investor Indemnified Party may become subject, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on the inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder, or arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus thereto, or any amendment or supplement thereof, and will reimburse each Investor Indemnified Party for reasonable legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Investor Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon (i) the failure of such Investor Indemnified Party to materially comply with the covenants and agreements contained herein, (ii) the material inaccuracy of any representations made by such Investor Indemnified Party herein or in an Investor Questionnaire, (iii) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by an Investor Indemnified Party in writing specifically for use in the Registration Statement or a prospectus, (iv) the use by an Investor Indemnified Party of an outdated or defective prospectus after the Company has notified such Investor in writing that such prospectus is outdated or defective, or (v) an Investor Indemnified Party’s failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.

9.3.            Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorneys’ fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information regarding such Investor and furnished in writing by such Investor to the Company specifically for inclusion in the Registration Statement or prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater than the dollar amount of the proceeds received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

9.4.            Indemnification Procedure. Promptly after any indemnified party hereunder (the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to assist the Indemnifying Party in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Indemnifying Party has failed to assume the defense or (ii) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party which consent shall not be unreasonably withheld or delayed, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party.

9.5.            Contribution.

(a)               If the indemnification under Section 9.2 or Section 9.3 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any losses, claims, damages, liabilities and expenses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such loss, claim, damage, liability, expense or action as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities and expenses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 9.2 or Section was available to such party in accordance with its terms.

(b)               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.5(a) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of an Investor be greater in amount than dollar amount of the proceeds received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such contribution obligation.

10.                  Miscellaneous.

10.1.        Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate without the prior written consent of the Company or the other Investors, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Securities” shall be deemed to refer to the securities received by the Investors in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.2.        Counterparts; E-mail. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.3.        Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.4.        Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) two Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their electronic mail address or address as set forth below, or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 10.4.

If to the Company:

Immunic, Inc.
1200 Avenue of the Americas, Suite 200,

New York, NY 10036
Attention: Glenn Whaley
Email: glenn.whaley@imux.com

With a copy (which will not constitute notice) to:

Dentons US LLP

Ilan Katz

1221 Avenue of the Americas

New York, NY 10020

Email: Ilan.Katz@Dentons.com

If to the Investors, to the contact information set forth on Annex I.

10.5.        Expenses. The parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel. The Company shall pay any Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Investors and shall pay all expenses in connection with the registration of the Registrable Securities as provided in Section 8.9(h). Notwithstanding the forgoing, at the First Closing, the Company shall pay the reasonable fees and expenses of BVF, in an amount not to exceed, in the aggregate, $100,000.

10.6.        Amendments and Waivers. Other than as provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (a) prior to the First Closing, the Majority Investors, including each of BVF and Avidity and (b) following the First Closing, Investors required to purchase a majority of the Shares (or Pre-Funded Warrants) at the Second Closing, including each of BVF and Avidity. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor (x) unless such amendment or waiver applies to all Investors in the same fashion and (y) if such amendment or waiver would require such Investor to purchase additional Shares (or Pre-Funded Warrants) beyond the amounts set forth on Annex I on the date of this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon (i) prior to First Closing, each Investor and (ii) following the First Closing, each holder of any Securities purchased under this Agreement or Pre-Funded Warrant Shares at the time outstanding, and in each case, each future holder of all such Securities and the Company.

10.7.        Publicity.

(a)               Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior written consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld or delayed), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. No later than the Trading Day immediately following the date of this Agreement, the Company shall issue a press release or make a public filing with the SEC (the “Cleansing Release”) disclosing all material terms of the transactions contemplated by this Agreement and any other material, nonpublic information that the Company may have provided to any Investor in connection with the transactions contemplated by this Agreement. Notwithstanding anything to the contrary, the Company shall not publicly disclose the name of an Investor or any of its Affiliates or advisers, or include the name of the Investor or any of its Affiliates or advisers in the Cleansing Release, any filing with the SEC or any regulatory agency or trading market filing, press release or any other public announcement without the prior written consent of such Investor except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq, in which case of clause (A) or (B), the Company shall provide such Investor with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with such Investor regarding such disclosure.

(b)               Except with respect to the material terms and conditions concerning the transactions contemplated hereby, which shall be disclosed pursuant to Section 10.7(a), the Company covenants and agrees that neither it, nor any other Person acting on its behalf will, after the date of this Agreement, provide any Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Investor shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

(c)               To the extent that the Company delivers any material, non-public information to an Investor without such Investor’s consent, the Company hereby covenants and agrees that such Investor shall not have any duty of confidentiality to the Company, the Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, the Subsidiary or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Investor shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

10.8.        Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

10.9.        Entire Agreement. This Agreement, including the signature pages, exhibits, the other Transaction Documents and any oral or written agreement between the Company (or on its behalf) and any Investor regarding confidentiality matters that was entered into in connection with the transactions contemplated hereby constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

10.10.    Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

10.11.    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)               This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law).

(b)               Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)               EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

10.12.    Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

10.13.    Benefit of Agreement. The Placement Agent is an intended third-party beneficiary of the representations and warranties of the Company and of each Investor set forth in Section 4 and Section 5, respectively, of this Agreement.

10.14.    Exculpation of the Placement Agent. Each party hereto agrees for the express benefit of the Placements Agent and its Affiliates and representatives that:

(a)               none of the Placement Agent, its Affiliates or any of its representatives: (i) has any duties or obligations other than those specifically set forth in the engagement letter, dated as of December 21, 2023 (the “Engagement Letter”), between the Company and the Placement Agent; (ii) shall be liable for any improper payment made in accordance with the information provided by the Company; (iii) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the Transaction Documents or in connection with any of the transactions contemplated hereby and thereby; or (iv) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except, in each case in this clause (iv), for such party’s own gross negligence, willful misconduct or bad faith.

(b)               The Placement Agent and its Affiliates and representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (ii) be indemnified by the Company for acting as the Placement Agents hereunder pursuant to the indemnification provisions set forth in the Engagement Letter.

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

IMMUNIC, INC.

By:
	Name:	Daniel A. Vitt
	Title:	Chief Executive Officer

Signature Page

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

FOR ENTITY:

Name of Entity Above

By:
(Signature)

Name:

Title:

INVESTOR:

FOR INDIVIDUAL

(Signature)

Name:

Signature Page

ANNEX I

SCHEDULE OF INVESTORS

Investor Name, Address and Email	Beneficial Ownership Limitation	First Closing Number of Shares	Second Closing Number of Shares	Third Closing Number of Shares	First Closing Aggregate Purchase Price	Second Closing Aggregate Purchase Price	Third Closing Aggregate Purchase Price

Annex I

EXHIBIT A

FORM OF PRE-FUNDED WARRANT

(see attached)

Exhibit A – Page 1

APPENDIX I

Form of Investor Questionnaire

INVESTOR QUESTIONNAIRE

To: Immunic, Inc.,

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of common stock, par value $0.0001 per share (“Common Stock”), and/or the pre-funded warrants to purchase Common Stock (collectively, the “Securities”), of Immunic, Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:__________________________________________________________

(Number and Street)

City: __________________	State: ______________	Zip Code: ______________

Telephone Number: _______________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: _________________________

State of formation: _____________________

Approximate Date of formation: __________________

Were you formed for the purpose of investing in the securities being offered?

Yes	☐	No	☐

If an individual:

Residence Address: _____________________________________________________

(Number and Street)

City: __________________	State: ______________	Zip Code: ______________

Telephone Number: _______________________

Age: __________	Citizenship: _________

Where registered to vote: _______

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

__________________________________________________

__________________________________________________

Are you a director or executive officer of the Corporation?	Yes ☐	No ☐

Social Security or Taxpayer Identification No.: ________________

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

☐	(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐	(3)	An insurance company as defined in Section 2(a)(13) of the Securities Act;

☐	(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐	(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐	(10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation.

PART C. BAD ACTOR QUESTIONNAIRE

1.	During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes	☐ (If yes, please continue to Question 1.a)

No	☐ (If no, please continue to Question 2)

a)	If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐	No ☐

2.	Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes	☐ (If yes, please continue to Question 2.a)

No	☐ (If no, please continue to Question 3)

a)	If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐	No ☐

3.	Are you subject to any final order[1] of any governmental commission, authority, agency or officer[2](2) related to any securities, insurance or banking matter?

Yes	☐ (If yes, please continue to Question 3.a)

__________________________

[1]	A “final order” is defined under Rule 501(g) as a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for a hearing, and that constitutes a final disposition or action by such federal or state agency.

[2]	You may limit your response to final orders of: (i) state securities commissions (or state agencies/officers that perform a similar function); (ii) state authorities that supervise or examine banks, savings associations or credit unions; (iii) state insurance commissions (or state agencies/officers that perform a similar function); (iv) federal banking agencies; (v) the U.S. Commodity Futures Trading Commission; or (vi) the U.S. National Credit Union Administration.

No	☐ (If no, please continue to Question 4)

a)	If your answer to Question 3 was “yes”:

i)	Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes ☐	No ☐

ii)	Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes ☐	No ☐

4.	Are you subject to any SEC disciplinary order?[3]

Yes	☐ (If yes, please continue to Question 4.a)

No	☐ (If no, please continue to Question 5)

a)	If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5.	Are you subject to any SEC cease and desist order entered within the past five years?

Yes	☐ (If yes, please continue to Question 5.a)

No	☐ (If no, please continue to Question 6)

a)	If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws[4] or (ii) Section 5 of the Securities Act?

__________________________

[3]	You may limit your response to disciplinary orders issued pursuant to Sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”).

[4]	Including (but not limited to) Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder.

Yes ☐	No ☐

6.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes	☐ (If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)[5]

No	☐ (If no, please continue to Question 7)

7.	Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes	☐ (If no, please continue to Question 7.a)

No	☐ (If no, please continue to Question 8)

a) If your answer to Question 7 was “yes”:

i)	During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes ☐	No ☐

ii)	Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes ☐	No ☐

8.	Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes ☐	No ☐

9.	Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes ☐	No ☐

__________________________

[5]	In providing additional information, please explain whether or not the suspension or expulsion resulted from “any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.”

10.	In the space provided below, describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

(SIGNATURE PAGE FOLLOWS)

A.	FOR EXECUTION BY AN INDIVIDUAL:

By: ____________________________________________

Print Name: ______________________________________

Date: ___________________________________________

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:______________________________________

By: ____________________________________________

Print Name: ______________________________________

Title:____________________________________________

Date:____________________________________________

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:______________________________________

By: ____________________________________________

Print Name: ______________________________________

Title:____________________________________________

Date:____________________________________________

Entity Name:______________________________________

By: ____________________________________________

Print Name: ______________________________________

Title:____________________________________________

Date:____________________________________________